L:\SECFILES\S-8\GMAC\EXH23B.DOC 1

                                                              EXHIBIT 23(b)





CONSENT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS
ELECTRONIC DATA SYSTEMS CORPORATION:


We hereby consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Incorporation of Documents by Reference" in the Registration Statement.



s/KPMG PEAT MARWICK
KPMG PEAT MARWICK


Dallas, Texas
August 1, 1994






































                                        II-11